Exhibit 10.1

$775,000,000

OFFSHORE GROUP INVESTMENT LIMITED

11 1/2% Senior Secured First Lien Notes due 2015

REGISTRATION RIGHTS AGREEMENT

April 10, 2012

JEFFERIES & COMPANY, INC.

As Representative of the

Initial Purchasers listed in

Schedule I hereto

c/o Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Offshore Group Investment Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), is issuing and selling to the several initial purchasers listed in Schedule I hereto (the “Initial Purchasers”), upon the terms set forth in the Purchase Agreement dated April 2, 2012, by and among the Company, the Guarantors named therein and the Initial Purchasers (the “Purchase Agreement”), $775,000,000 aggregate principal amount of 11 1/2% Senior Secured First Lien Notes due 2015 issued by the Company (each, a “Note” and collectively, the “Notes”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors listed in the signature pages hereto agree with the Initial Purchasers, for the benefit of the Holders (as defined below) of the Notes (including, without limitation, the Initial Purchaser), as follows:

1.	Definitions

Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

Additional Interest: See Section 4(a).

Advice: See Section 5(v).

Agreement: This Registration Rights Agreement, dated as of the Closing Date, between the Company and the Initial Purchasers.

Applicable Period: See Section 2(e).

Board of Directors: See Section 5(v)(ii).

Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to be closed.

Closing Date: April 10, 2012.

Collateral Agreements: Shall have the meaning set forth in the Indenture.

Company: See the introductory paragraph to this Agreement.

day: Unless otherwise expressly provided, a calendar day.

Effectiveness Date: The 150th day after the Closing Date.

Effectiveness Period: See Section 3(a).

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes: 11 1/2% Senior Secured First Lien Notes due 2015 of the Company, identical in all material respects to the Notes, including the Guarantees endorsed thereon, except for references to series and restrictive legends and to Additional Interest.

Exchange Offer: See Section 2(a).

Exchange Registration Statement: See Section 2(a).

Filing Date: The 60th day after the Closing Date.

FINRA: Financial Industry Regulatory Authority.

Guarantee: Shall have the meaning set forth in the Indenture.

Guarantor: Parent and each subsidiary of the Company or Parent that guarantees the obligations of the Company under the Notes and Indenture.

Holder: Any beneficial holder of Registrable Notes.

Indemnified Party: See Section 7(c).

Indemnifying Party: See Section 7(c).

Indenture: The Indenture, dated as of July 30, 2010, as amended by the First Supplemental Indenture, dated as of May 20, 2011, the Second Supplemental Indenture, dated as of June 1, 2011 and the Third Supplemental Indenture, dated as of June 29, 2011, and as further amended by the Fourth Supplemental Indenture, dated as of April 2, 2012 , each by and among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms hereof.

Initial Purchasers: See the introductory paragraph to this Agreement.

Initial Shelf Registration: See Section 3(a).

Inspectors: See Section 5(n).

Interest Payment Date: Shall have the meaning set forth in the Indenture.

Lien: Shall have the meaning set forth in the Indenture.

Losses: See Section 7(a).

Maximum Contribution Amount: See Section 7(d).

Notes: See the introductory paragraph to this Agreement.

Parent: Vantage Drilling Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands.

Participating Broker-Dealer: See Section 2(e).

Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

Private Exchange: See Section 2(f).

Private Exchange Notes: See Section 2(f).

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement: See the introductory paragraph to this Agreement.

Records: See Section 5(n).

Registrable Notes: Notes and Private Exchange Notes; provided, however, that a Note or Private Exchange Note, as applicable, shall cease to be a Registrable Note upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Note has been exchanged for an Exchange Note in an Exchange Offer as contemplated in Section 2(a); (ii) in the circumstances contemplated by Section 3, a Shelf Registration registering such Note or Private Exchange Note, as applicable, under the Securities Act has been declared or becomes effective and such Note or Private Exchange Note, as applicable, has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration; (iii) such Note or Private Exchange Note, as applicable, is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Note or Private Exchange Note, as applicable, relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; or (iv) such Note or Private Exchange Note, as applicable, shall cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

Registration Default: See Section 4(a).

Registration Statement: Any registration statement of the Company and the Guarantors filed with the SEC under the Securities Act (including, but not limited to, the Exchange Registration Statement, the Shelf Registration and any subsequent Shelf Registration) that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Requesting Participating Broker-Dealer: See Section 2(e).

Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer or such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 430A: Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

SEC: The Securities and Exchange Commission.

Securities: The Notes, the Exchange Notes and the Private Exchange Notes.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Filing Date: See Section 3(a).

Shelf Notice: See Section 2(j).

Shelf Registration: See Section 3(b).

Subsequent Shelf Registration: See Section 3(b).

Suspension Period: See Section 5(v).

TIA: The Trust Indenture Act of 1939, as amended.

Trustee: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.	Exchange Offer

(a)

Parent and the Company shall (and shall cause each other Guarantor to) (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the “Exchange Registration Statement”) on an appropriate form under the Securities Act with respect to an offer (the “Exchange Offer”) to the Holders of Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes, (ii) use their commercially reasonable efforts to cause the Exchange Registration Statement to become effective as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Date, (iii) use their commercially reasonable efforts to keep the Exchange Registration Statement effective until the consummation of the Exchange Offer in accordance with its terms, and (iv) commence the Exchange Offer and use their commercially reasonable efforts to issue on or prior to 30 days after the date on which the Exchange Registration Statement is declared effective, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate any law or applicable rule, regulation or interpretation of the staff of the SEC, (ii) no action, suit or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer, and no material adverse development shall have occurred in any existing action, suit or proceeding with respect to the Company and (iii) all governmental approvals shall have been obtained, which approvals the Company reasonably deems necessary for the consummation of the Exchange Offer.

(b)	The Exchange Notes shall be issued under, and entitled to the benefits of, (i) the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualifications thereof under the TIA) and (ii) the Collateral Agreements.

(c)	Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment due date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Note and Private Exchange Note shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

(d)	The Company may require each Holder as a condition to participation in the Exchange Offer to represent (i) that any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer, and at no time since the Issue Date, such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that if such Holder is an “affiliate” of any of the Parent, the Company or any Guarantor within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Notes, (v) if such Holder is a Participating Broker-Dealer, that it will deliver a Prospectus in connection with any resale of the Exchange Notes and otherwise comply with the applicable provisions of the Securities Act, (vi) such Holder has full power and authority to transfer the Notes in exchange for the Exchange Notes and that the Company will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; and (vii) such Holder is not a broker-dealer that acquired Notes directly from the Company. Each Holder shall be required to make such other representations as may be reasonably necessary under applicable rules, regulations and interpretations of the SEC for the Exchange Registration Statement to be declared effective.

(e)	Parent and the Company shall (and shall cause each other Guarantor to) include within the Prospectus contained in the Exchange Registration Statement a section entitled “Plan of Distribution” reasonably acceptable to the Initial Purchasers which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer for its own account in exchange for Notes that were acquired by it as a result of market-making or other trading activity (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such “Plan of Distribution” section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes. In light of the foregoing, if requested by a Participating Broker-Dealer (a “Requesting Participating Broker-Dealer”), the Company and the Guarantors shall use their commercially reasonable efforts to keep the Exchange Registration Statement effective for a period not to exceed 120 days after the date on which the Exchange Registration Statement is declared effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes (the “Applicable Period”), or such earlier date as all Requesting Participating Broker-Dealers shall have notified the Company in writing that such Requesting Participating Broker-Dealers have resold all Exchange Notes acquired in the Exchange Offer. Upon consummation of the Exchange Offer in accordance with this Section 2, the Company shall have no further registration obligations other than the Company’s continuing registration obligations with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which clauses (j)(v)(A) or (B) of this Section 2 apply.

(f)	If, upon consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Company (upon the written request from the Initial Purchasers) shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers, in exchange (the “Private Exchange”) for the Notes held by the Initial Purchasers, a like principal amount of senior secured notes that are identical to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States and the inclusion of a legend to that effect (the “Private Exchange Notes”) (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes. The Private Exchange shall not be subject to any conditions, other than that (i) the Private Exchange does not violate any law or applicable rule, regulation or interpretation of the staff of the SEC, (ii) no action, suit or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Private Exchange, and no material adverse development shall have occurred in any existing action, suit or proceeding with respect to the Company and (iii) all governmental approvals shall have been obtained, which approvals the Company reasonably deems necessary for the consummation of the Private Exchange.

(g)	In connection with the Exchange Offer, Parent and the Company shall (and shall cause each other Guarantor to):

(i)	mail, or cause to be mailed, to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Registration Statement, and any related documents;

(ii)	keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law)

(iii)	utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, the City of New York, which may be the Trustee or an affiliate thereof;

(iv)	permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(v)	otherwise comply in all material respects with all applicable laws.

(h)	As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall (and shall cause each Guarantor to):

(i)	accept for exchange all Registrable Notes validly tendered pursuant to the Exchange Offer or the Private Exchange, as the case may be, and not validly withdrawn;

(ii)	deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(iii)	cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

(i)	The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture, that the Private Exchange Notes will be subject to the transfer restrictions set forth in the Indenture, and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will be deemed one class of security (subject to the provisions of the Indenture) and entitled to participate in all the security granted by the Company pursuant to the Collateral Agreements and in any Guarantee on an equal and ratable basis.

(j)

If: (i) prior to the consummation of the Exchange Offer, (A) the Exchange Notes would not, upon receipt, be tradeable by the Holders thereof without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable Blue Sky or state securities laws, or (B) the interests of the Holders under this Agreement, taken as a whole, would be materially adversely affected by the consummation of the Exchange

Offer; (ii) applicable interpretations of the staff of the SEC would not permit the consummation of the Exchange Offer prior to the Effectiveness Date; (iii) subsequent to the consummation of the Private Exchange, any Holder of Private Exchange Notes so requests; (iv) the Exchange Offer is not consummated within 300 days of the Closing Date for any reason; or (v) in the case of (A) any Holder not permitted by applicable law or SEC policy to participate in the Exchange Offer, (B) any Holder participating in the Exchange Offer that receives Exchange Notes that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) or (C) any broker-dealer that holds Notes acquired directly from the Company or any of its affiliates and, in each such case contemplated by this clause (v), such Holder notifies the Company within six months of consummation of the Exchange Offer, then the Company shall promptly (and in any event within five Business Days) deliver to the Holders (or in the case of an occurrence of any event described in clause (v) of this Section 2(i), to any such Holder) and the Trustee notice thereof (the “Shelf Notice”) and shall as promptly as possible thereafter (but in no event later than the Shelf Filing Date) file an Initial Shelf Registration pursuant to Section 3.

3.	Shelf Registration

If a Shelf Notice is delivered pursuant to Section 2(j), then this Section 3 shall apply to all Registrable Notes. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of Section 3 shall apply solely with respect to (i) Notes held by any Holder thereof not permitted to participate in the Exchange Offer, (ii) Notes held by any broker-dealer that acquired such Notes directly from the Company or any of its affiliates and (iii) Exchange Notes that are not freely tradeable as contemplated by Section 2(j)(v) hereof, provided in each case that the relevant Holder has duly notified the Company within six months of the Exchange Offer as required by Section 2(j)(v).

(a)

Initial Shelf Registration. Parent and the Company shall (and shall cause each other Guarantor to), as promptly as practicable, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Initial Shelf Registration”). If Parent and the Company (and any other Guarantor) have not yet filed an Exchange Registration Statement, Parent and the Company shall (and shall cause each other Guarantor to) file with the SEC the Initial Shelf Registration on or prior to the 30th day following the Shelf Notice (the “Shelf Filing Date”) and shall use their reasonable best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the 90th day following the Shelf Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). Parent, the Company and the other Guarantors shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration. Parent and the Company shall (and shall cause each other Guarantor to) use their reasonable best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Closing Date (subject to extension pursuant to Section 5(v)) (the “Effectiveness Period”), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act or (iii) there cease to be any outstanding Registrable Notes.

(b)	Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), Parent and the Company shall (and shall cause each other Guarantor to) use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause each Guarantor to file) an additional “shelf” Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a “Subsequent Shelf Registration”). If a Subsequent Shelf Registration is filed, Parent and the Company shall (and shall cause each other Guarantor to) use their commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registrations.

(c)	Supplements and Amendments. Parent and the Company shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes.

(d)	Provision of Information. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Company and the Trustee in writing, within 20 days after receipt of a written request therefor, such information as the Company and the Trustee after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration or Prospectus included therein, may reasonably request for inclusion in any Shelf Registration or Prospectus included therein, and no such Holder shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided such information.

4.	Additional Interest

(a)	The Company and the Guarantors agree, jointly and severally, that if:

(i)	Parent, the Company and the other Guarantors fail to file the Exchange Registration Statement with the SEC on or prior to the 120th day after the Closing Date;

(ii)	Parent, the Company and the other Guarantors fail to file the Initial Shelf Registration with the SEC on or prior to the Shelf Filing Date;

(iii)	the Exchange Registration Statement is not declared effective on or prior to the Effectiveness Date or the Initial Shelf Registration is not declared effective on or prior to the 90th day after the Filing Date, in each case, if that day is not a Business Day, the next day that is a Business Day;

(iv)	Parent, the Company and the other Guarantors fail to consummate the Exchange Offer on or prior to the 30th Business Day following the date on which the Exchange Registration Statement is declared effective; or

(v)	the Exchange Registration Statement or the Initial Shelf Registration is declared effective but thereafter ceases to be effective or usable in connection with the resales of Registrable Notes during the Applicable Period,

(each such event referred to in clauses (i) through (v) a “Registration Default”), the Company will pay additional cash interest (“Additional Interest”) to each holder of Registrable Notes. The rate of Additional Interest will be 0.25% per annum on the outstanding principal amount of Registrable Notes for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional 0.25% per annum on the outstanding principal amount of Registrable Notes with respect to each subsequent 90-day period up to a maximum amount of additional interest of 1.00% per annum on the outstanding principal amount of Registrable Notes, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which all the Registrable Notes otherwise become freely transferable by Holders other than affiliates of the Company without further registration under the Securities Act.

(b)	The Company will pay such Additional Interest on regular Interest Payment Dates in the same manner as other interest is paid on the Notes. Such Additional Interest will be in addition to any other interest payable from time to time with respect to the Notes. All Additional Interest will be paid by the Company and the Guarantors on the next scheduled interest payment date to The Depository Trust Company or its nominee by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

(c)	Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase more than by the foregoing rates because more than one Registration Default has occurred and is pending and (2) a Holder of Notes or Exchange Notes who is not entitled to the benefits of the Shelf Registration (i.e., such Holder has not elected to include information) shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration.

(d)

So long as Registrable Notes remain outstanding, the Company shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid. Any amounts of Additional Interest due pursuant to clauses (a)(i) through (a)(v) of this Section 4 will be payable in cash semi-annually on each Interest Payment Date, commencing with the first such date occurring after any such Additional Interest commences to accrue, to Holders to whom regular interest is payable on such Interest Payment Date with respect to Notes that are Registrable Notes. The amount of Additional Interest for Registrable Notes will be determined by multiplying the applicable rate of Additional Interest by the aggregate principal amount of all such Registrable Notes outstanding on the Interest Payment Date following such Registration Default in the case of the first such payment of Additional Interest with respect to a Registration Default (and thereafter at the next succeeding Interest Payment Date until the cure of such Registration Default), multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360. Such Additional Interest will be in addition to any other interest payable from time to time with respect to the Notes.

5.	Registration Procedures

In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, Parent and the Company shall (and shall cause each other Guarantor to) effect such registrations to permit the issuance or sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, Parent and the Company shall (and shall cause each other Guarantor to):

(a)	Prepare and file with the SEC the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, Parent and the Company shall (and shall cause each other Guarantor to) furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, its counsel (if such counsel is known to the Company) and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing or such later date as is reasonable under the circumstances). Parent, the Company and each other Guarantor shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, its counsel, or the managing underwriters, if any, shall reasonably object in writing on a timely basis.

(b)	Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be, subject to any Delay Periods; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all Registrable Notes covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended.

(c)

If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell

Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that such Broker-Dealer will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(m)(i) hereof cease to be true and correct in all material respects, (iv) of the receipt by Parent, the Company or any other Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to Parent or the Company that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s determination that a post-effective amendment to a Registration Statement would be appropriate.

(d)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable date.

(e)

If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if reasonably requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) promptly incorporate in such Registration Statement or Prospectus a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Participating Broker-Dealer, as the case may be (based upon advice of counsel), determine is reasonably necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that neither the Company nor any Guarantor shall be required to take any action hereunder that would, in the written opinion of counsel to the Company and the Guarantors, violate applicable laws.

(f)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, who so requests, its counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(g)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, its respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company and each Guarantor hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(h)

Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to register or qualify such Registrable Notes or Exchange Notes, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and its respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or state Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes or Registrable Notes are offered other than through an underwritten offering, the Company agrees to use commercially reasonable efforts to cause the Company’s counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Registrable Notes covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(i)	If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may reasonably request in writing at least five Business Days prior to any sale of such Registrable Notes.

(j)	Use commercially reasonable efforts to cause the Registrable Notes or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case Parent and the Company shall (and shall cause each other Guarantor to) cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided, however, that neither Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where they are not then so qualified, (B) take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or (C) subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction where they are not then so subject.

(k)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, if SEC review is required, use their commercially reasonable efforts to cause such post-effective amendment to be declared effective as soon as possible.

(l)	Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide CUSIP numbers for the Registrable Notes.

(m)	In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are customary in underwritten offerings and are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries, as then conducted (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) use commercially reasonable efforts to obtain the written opinions of counsel to the Company and the Guarantors and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) cause the underwriting agreement to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; provided that neither Company nor any Guarantor shall be required to provide indemnification to any underwriter selected in accordance with the provisions of Section 9 hereof with respect to information relating to such underwriter furnished in writing to the Company by or on behalf of such underwriter expressly for inclusion in such Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(n)

If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours and upon reasonable written notice, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in the opinion of counsel for an Inspector in connection with any Action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreements, or any transactions contemplated hereby or thereby or arising hereunder or thereunder or (iv) the information in such Records has been made generally available to the public; provided, however, that (i) each Inspector shall agree to use commercially reasonable efforts to provide advance written notice to the Company of the potential disclosure of any information by such Inspector pursuant to clause (i), (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)) and (ii) each such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

(o)	Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(b) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(p)	Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to the Company’s security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158.

(q)	If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; provided that in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(r)	Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with FINRA.

(s)	Use commercially reasonable efforts to take all other steps reasonably necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

(t)	The Company may require each seller of Registrable Notes or Exchange Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes or Exchange Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time (which shall in no event exceed 30 days from the date of receipt of such request by the seller) after receiving such request and in the event of such an exclusion, neither the Company nor any Guarantor shall have any further obligation under this Agreement (including, without limitation, the obligations under Section 4) with respect to such seller or any subsequent Holder of such Registrable Notes. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller not materially misleading.

(u)	If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(v)	Each Holder of Registrable Notes agrees by acquisition of such Registrable Notes that there may be delays in its use of a Shelf Registration due to a Suspension Period. In connection with a Suspension Period, upon actual receipt of any notice from the Company:

(i)	that the Prospectus would, in the reasonable judgment of Parent, contain a material misstatement or omission as a result of an event that has occurred and is continuing;

(ii)	the majority of the independent members of the Board of Directors of Parent (the “Board of Directors”) shall have determined in good faith that:

(A)	the offer or sale of any Registrable Notes would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving Parent or the Company,

(B)	after the advice of counsel, the sale of Registrable Notes pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and

(C)	(x) Parent has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on Parent or Parent’s ability to consummate such transaction, or (z) renders Parent or the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or

(iii)	the majority of the independent members of the Board of Directors of Parent shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of Parent or the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information, then Parent or the Company may delay the filing or the effectiveness of the Shelf Registration (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration, in all cases, for a period (a “Suspension Period”) expiring upon the earliest to occur of (x) in the case of the immediately preceding clauses (i), (ii) and (iii) the date of such Holder’s receipt of the copies of the supplemented or amended Prospectus, and (y) receipt of notice in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto, provided that (1) any such Suspension Period may not exceed 45 days in any 90 day period and (2) there shall be no more than 60 days of Suspension Periods in any 12 month period.

In the event of any Suspension Period pursuant to clause (ii) or (iii) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors of Parent makes such a determination of the need for a Suspension Period and shall state, to the extent practicable, an estimate of the duration of such Suspension Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence. Each Holder, by his acceptance of any Registrable Notes, agrees that during any Suspension Period, each Holder will keep such notice confidential and will discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus.

6.	Registration Expenses

(a)	All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors shall be borne by the Company and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with any underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in Section 5(h) hereof (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h), in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of their obligations hereunder, (iv) fees and disbursements of counsel for the Company, the Guarantors and, subject to 6(b), the Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 6 (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange, (vii) Securities Act liability insurance, if the Company and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Company and the Guarantors, (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of FINRA, but only where the need for such a “qualified independent underwriter” arises due to a relationship with the Company and the Guarantors, (x) internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Company or the Guarantors performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses of the Trustee and the Exchange Agent and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.

(b)

The Company and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in any Registration Statement. The Company and the Guarantors shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Notes or

Private Exchange Notes in exchange for the Notes; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Note or Private Exchange Note in a name other than that of the Holder of the Note in respect of which such Exchange Note or Private Exchange Note is being issued. The Company and the Guarantors shall reimburse the Holders for fees and expenses (including reasonable fees and expenses of counsel to the Holders) relating to any enforcement of any rights of the Holders under this Agreement.

7.	Indemnification

(a)	Indemnification by the Company and the Guarantors. The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Registrable Notes, Exchange Notes or Private Exchange Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors and partners of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees as provided in this Section 7) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, “Losses”), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by, arise out of or are based upon, information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Company and the Guarantors by such Holder or Participating Broker-Dealer or their counsel expressly for use therein. The foregoing indemnity with respect to any Prospectus shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the Person asserting such Losses purchased Registrable Notes if (x) it is established in the related proceeding that such Holder or Participating Broker-Dealer failed to send or give a copy of the Prospectus (as amended or supplemented if such amendment or supplement was furnished to such Holder or Participating Broker-Dealer prior to the written confirmation of such sale) to such Person with or prior to the written confirmation of such sale, if required by applicable law, and (y) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the related proceeding. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including, but not limited to, liability under this Agreement. The Company and the Guarantors also agree to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 5 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer.

(b)	Indemnification by Holder. In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Company and the Guarantors in writing such information as the Company and the Guarantors reasonably request for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall indemnify and hold harmless the Company, the Guarantors, their respective directors and each Person, if any, who controls the Company and the Guarantors (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers and partners of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Company and the Guarantors expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than such Holder’s Maximum Contribution Amount (as defined below).

(c)	Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (the “Indemnifying Party” or “Indemnifying Parties”, as applicable) in writing; but the omission to so notify the Indemnifying Party (i) will not relieve such Indemnifying Party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraphs (a) and (b) above.

The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such proceeding, to assume, at its expense, the defense of any such proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto) and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)	Contribution. If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 7 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 7), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 7(a) or 7(b) was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder’s Maximum Contribution Amount. A selling Holder’s “Maximum Contribution Amount” shall equal the excess of (i) the aggregate proceeds received by such Holder pursuant to the sale of such Registrable Notes or Exchange Notes over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of the Registrable Securities held by each Holder hereunder and not joint. The Company’s and Guarantors’ obligations to contribute pursuant to this Section 7(d) are joint and several.

The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

8.	Rules 144 and 144A

(a)	Parent and the Company covenant that they shall (a) file the reports required to be filed by them (if so required) under the Securities Act and the Exchange Act in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time Parent and the Company are not required to file such reports, they will, upon the written request of any Holder of Registrable Notes, make publicly available other information necessary to permit sales pursuant to Rule 144 and 144A and (b) take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, Parent and the Company shall deliver to such Holder a written statement as to whether they have complied with such information and requirements.

(b)	Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Registrable Notes may become eligible to sell such Registrable Notes pursuant to Rule 144 shall not (1) cause such Notes to cease to be Registrable Notes or (2) excuse the Company’s and the Guarantors’ obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration and Additional Interest.

9.	Underwritten Registrations of Registrable Notes

If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering; provided, however, that such investment banker or investment bankers and manager or managers must be reasonably acceptable to the Company.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.	Miscellaneous

(a)	Remedies. In the event of a breach by either the Company or any of the Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by either the Company or any of the Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, Parent and the Company shall (and shall cause each Guarantor to) waive the defense that a remedy at law would be adequate.

(b)	No Inconsistent Agreements. The Company and each of the Guarantors have not entered, as of the date hereof, and the Company and each of the Guarantors shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company and each of the Guarantors have not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)	Adjustments Affecting Registrable Notes. Neither the Company nor any Guarantor shall, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(d)	Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes in circumstances that would adversely affect any Holders of Registrable Notes; provided, however, that Section 7 and this Section 10(d) may not be amended, modified or supplemented without the prior written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Notes Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Notes Registration Statement.

(e)	Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

(i)	if to a Holder of Securities or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Notes, with a copy in like manner to Jefferies & Company, Inc. on behalf of the Initial Purchasers as follows:

Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Facsimile: (212) 284-2280

Attention: General Counsel

with a copy to:

Jones Day

222 East 41st Street

New York, New York 10017

Facsimile: (212) 755-7306

Attention: Alexander A. Gendzier, Esq.

(ii)	if to the Initial Purchasers, at the address specified in Section 10(e)(i);

(iii)	if to the Company or any Guarantor, as follows:

c/o Vantage Drilling Company

777 Post Oak Blvd., Suite 800

Houston, Texas 77056

Facsimile: (281) 404-4700

Attention: Douglas Smith, Chief Financial Officer

with a copy to:

Fulbright & Jaworski L.L.P.

Fulbright Tower

1301 McKinney, Suite 5100

Houston, Texas 77010

Facsimile: (713) 651-5246

Attention: Joshua P. Agrons, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the United States mail, postage prepaid, if mailed, one business day after being deposited in the United States mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(f)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers including, without limitation and without the need for an express assignment, subsequent Holders of Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

(g)	Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)

Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW. THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITS AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER

HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY AND EACH GUARANTOR IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

(j)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)	Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l)	Third Party Beneficiaries. Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(m)	Entire Agreement. This Agreement, together with the Purchase Agreement, the Indenture and the Collateral Agreements, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OFFSHORE GROUP INVESTMENT LIMITED

By:
Name:
Title:

VANTAGE DRILLING COMPANY, as Guarantor

By:
Name:
Title:

VANTAGE HOLDING HUNGARY KFT, as Guarantor

By:
Name:
Title:

By:
Name:
Title:

VANTAGE DRILLING NETHERLANDS BV, as Guarantor

By:
Name:
Title:

By:
Name:
Title:

[Registration Rights Agreement]

P2021 RIG CO., as Guarantor

By:
Name:
Title:

VANTAGE INTERNATIONAL MANAGEMENT COMPANY, as Guarantor

By:
Name:
Title:

VANTAGE DRILLER I CO., as Guarantor

By:
Name:
Title:

VANTAGE DRILLER II CO., as Guarantor

By:
Name:
Title:

VANTAGE DRILLER III CO., as Guarantor

By:
Name:
Title:

[Registration Rights Agreement]

VANTAGE DRILLER IV CO., as Guarantor

By:
Name:
Title:

SAPPHIRE DRILLER COMPANY, as Guarantor

By:
Name:
Title:

EMERALD DRILLER COMPANY, as Guarantor

By:
Name:
Title:

MANDARIN DRILLING CORPORATION, as Guarantor

By:
Name:
Title:

P2020 RIG CO., as Guarantor

By:
Name:
Title:

[Registration Rights Agreement]

VANTAGE HOLDINGS MALAYSIA I CO., as Guarantor

By:
Name:
Title:

VANTAGE DRILLING (MALAYSIA) I SDN. BHD., as Guarantor

By:
Name:
Title:

VANTAGE DRILLING LABUAN I LTD., as Guarantor

By:
Name:
Title:

DRAGONQUEST HOLDINGS COMPANY, as Guarantor

By:
Name:
Title:

DRAGONQUEST HOLDINGS CYPRUS ODC LIMITED (TO BE RENAMED VANTAGE HOLDINGS CYPRUS ODC LIMITED), as Guarantor

By:
Name:
Title:

[Registration Rights Agreement]

VANTAGE DRILLING POLAND SP.Z O.O., as Guarantor

By:
Name:
Title:

[Registration Rights Agreement]

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:	Managing Director

[Registration Rights Agreement]

SCHEDULE I

INITIAL PURCHASERS

Jefferies & Company, Inc.

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Johnson Rice & Company L.L.C.